EXHIBIT 10.2

         THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF FOR VALUE UNLESS A REGISTRATION STATEMENT HAS BECOME EFFECTIVE WITH RESPECT TO SUCH WARRANT OR SECURITIES UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS OR IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THERE IS AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR SUCH REGISTRATION IS NOT OTHERWISE REQUIRED.

                        THE ULTIMATE SOFTWARE GROUP, INC.
                                     WARRANT

                                                      Dated as of July 22, 1999
                                                      No: 1

         THIS IS TO CERTIFY THAT, for value received, Aberdeen Strategic Capital LP ("Aberdeen" or the "Holder") is entitled to purchase from The Ultimate Software Group, Inc., a Delaware corporation (the "Company"), prior to 5:00 p.m., New York City time on July 22, 2003 (the "Expiration Date"), at the offices of the Company, up to 100,000 shares (each a "Share" and collectively, the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of the Company at an exercise price of $10.00 per Share (subject to adjustment pursuant to Article III, the "Exercise Price"), upon the terms and conditions as hereinafter provided.

          Certain terms used in this Warrant are defined in Article IV.

                                    ARTICLE I
                               EXERCISE OF WARRANT

         1.1 METHOD OF EXERCISE. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto as EXHIBIT A, of such Holder's election to exercise this Warrant, which notice shall specify the number of Shares to be purchased (in lots of not less than 10,000 Shares), the denominations of the Share certificate or certificates desired and the name or names in which such certificates are to be registered and (c) payment in immediately available funds or certified check of the Exercise Price multiplied by the number of Shares to be purchased upon such exercise (the "Aggregate Exercise Price") UNLESS the Holder elects in the Subscription Notice to exercise the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance and apply as payment of the Aggregate Exercise Price such number of Shares otherwise issuable upon such exercise of the Warrant which, when multiplied by the Market Price of the Shares as of the date such Subscription Notice is received by the Company, is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

         The Company shall as promptly as practicable, and in any event within five Business Days after receipt of the Subscription Notice, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Shares to which the Holder is entitled. The Share certificate or certificates so delivered shall be in such denominations as may be specified in such notice and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become holders of record of such Shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, unless this Warrant shall have expired, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of Share certificates and new Warrants, except that, if Share certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

         1.2 VESTING OF WARRANT. This Warrant shall be exercisable only if, when and to the extent vested and only on or before the Expiration Date. This Warrant shall vest in eight increments of 12,500 Shares according to the following schedule, PROVIDED that no increment of Shares shall vest unless the Consulting Letter Agreement, effective as of July 22, 1999, between Aberdeen and the Company is in full force and effect on the date that vesting of such increment is scheduled to occur.

                                             AGGREGATE NUMBER OF SHARES VESTED
VESTING DATES                                AND EXERCISABLE PURSUANT TO WARRANT
-------------                                -----------------------------------
October 22, 1999                                        12,500
January 22, 2000                                        25,000
April 22, 2000                                          37,500
July 22, 2000                                           50,000
October 22, 2000                                        62,500
January 22, 2001                                        75,000
April 22, 2001                                          87,500
July 22, 2001                                          100,000

         At any time on or before the Expiration Date, the Holder may exercise this Warrant for up to that number of Shares for which this Warrant is then vested and not previously exercised. Notwithstanding the foregoing, this Warrant shall become 100 percent vested and exercisable upon a Change of Control on or before the Expiration Date.

         1.3 SHARES TO BE FULLY PAID AND NON-ASSESSABLE; RESERVATION. All Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable and the Company shall at all times reserve and keep available out of its authorized Shares of Common

Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of Shares as shall be issuable upon the exercise hereof.

         1.4 NO FRACTIONAL SHARES TO BE ISSUED. The Company shall not be required to issue fractions of Shares upon exercise of this Warrant. If any fraction of a Share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional Share, the Company shall pay to the Holder, in cash, an amount equal to the same fraction of the Market Price per Share of outstanding Shares at the close of business on the Business Day immediately prior to the date of such exercise.

         1.5 SHARE LEGEND. Each certificate for Shares issued upon exercise of this Warrant, unless at the time of exercise such Shares are registered under the Securities Act, shall bear the following legend:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF FOR VALUE UNLESS A REGISTRATION STATEMENT HAS BECOME EFFECTIVE WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS OR IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION THERE IS AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR SUCH REGISTRATION IS NOT OTHERWISE REQUIRED.

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless the holder of such certificate shall have delivered to the Company an opinion of counsel, in writing and addressed to the Company (which counsel and opinion shall be reasonably acceptable to the Company), that the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act or any state securities laws.

                                   ARTICLE II
                                  TRANSFER AND
                             REPLACEMENT OF WARRANTS

         2.1 NO TRANSFER. Except as provided herein, the Holder of this Warrant, by its acceptance hereof, covenants and agrees that neither this Warrant nor any interest herein may be sold, transferred, pledged or hypothecated. Neither the Shares issuable upon exercise hereof nor any interest therein may be offered, sold, transferred, pledged, hypothecated or otherwise disposed of, except pursuant to (i) an effective registration statement under the Securities Act and any applicable state securities laws or (ii) an exemption from the registration requirements of the Securities Act and any applicable state securities laws, such exemption to be evidenced by such documentation as the Company may reasonably request, including an opinion of counsel, in writing and addressed to the Company (which counsel and opinion shall be reasonably satisfactory to the Company), that such transfer is not in violation of the Securities Act and any applicable state laws. The Company shall treat the Holder, or the transferee of the Holder as permitted hereunder, as the holder and owner hereof for all purposes.

         2.2 LOSS, THEFT, DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the Holder's expense, will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares.

                                   ARTICLE III
                              ADJUSTMENT PROVISIONS

         3.1 ADJUSTMENTS GENERALLY. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up or combined, or are changed into, become exchangeable at the holder's election for, or entitle the holder thereof to, other shares of stock, or in the case of any other transaction described in Section 424(a) of the Internal Revenue Code of 1986, the Board of Directors of the Company shall change the number and kind of Shares (including by substitution of shares of another corporation) subject to this Warrant and/or the Exercise Price in the manner that it shall reasonably deem to be equitable and appropriate.

         Notwithstanding anything herein to the contrary, upon a Change of Control in which shares of Common Stock are converted into cash, securities or other property, this Warrant shall be terminated and the Holder shall receive, with respect to each Share issuable under this Warrant at such time, a payment in cash equal to the excess of the Change of Control Price (as defined below) of the Share over the Exercise Price. For purposes of this section, Change of Control Price shall mean the average fair market value (as determined by the Board of Directors in good faith) of such cash, securities and other property received, in connection with the Change of Control, by holders of Common Stock with respect to each share of Common Stock.

         3.2 NOTICE OF ADJUSTMENT. Within thirty (30) days after any action is taken (or sooner, if the Company determines to take any action) which requires an adjustment or readjustment pursuant to this Article III, the Company shall give written notice to the Holder of such event, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such written notice, the Company shall give written notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

                                   ARTICLE IV
                                   DEFINITIONS

         The following terms, as used in this Warrant, have the following respective meanings:

         "BUSINESS DAY" means each day in which banking institutions in New York City are not required or authorized by law or executive order to close.

         "CHANGE OF CONTROL" means:

         (i) The consummation of any consolidation or merger of the Company pursuant to which the stockholders of the Company immediately prior to the merger or consolidation do not represent, immediately after the merger or consolidation, the beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")) of 50% or more of the combined voting power of the Company's (or the surviving entity's) then outstanding securities ordinarily (and apart from rights occurring in special circumstances) having the right to vote in the election of directors;

         (ii) The consummation of any sale, lease, exchange or transfer (in any single transaction or series of related transactions) of all or substantially all of the assets or business of the Company and its Subsidiaries; or

         (iii) The occurrence of any event the result of which is that any "person" (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than (A) the Company or any Subsidiary, or (B) any employee benefit plan sponsored by the Company or any Subsidiary, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender, leveraged buyout or exchange offer, open market purchases, privately negotiated purchases, other arrangements or understandings or otherwise.

         "COMPANY" shall have the meaning set forth in the first paragraph of this Warrant.

         "EXERCISE PRICE" shall have the meaning set forth in the first paragraph of this Warrant.

         "EXPIRATION DATE" shall have the meaning set forth in the first paragraph of this Warrant.

         "HOLDER" shall have the meaning set forth in the first paragraph of this Warrant.

         "MARKET PRICE" means, as of any date, (i) if shares of Common Stock are listed on a national securities exchange, the average of the closing sales prices per share therefor on the largest securities exchange on which such shares are traded on the last ten (10) trading days before such date, (ii) if such shares are listed on the NASDAQ National Market but not on any national securities exchange, the average of the closing sales prices per share therefor on the NASDAQ National Market on the last ten (10) trading days before such date, (iii) if such shares are not listed on either a national securities exchange or the NASDAQ National Market, the average of the sales prices per share therefor on the last twenty (20) trading days before such date, or (iv) if no such sales prices are available, the parties hereto agree for the purposes of this Warrant that the current Market Price shall be as determined by an investment banking or appraisal firm of recognized national standing mutually agreed upon by the Company and Aberdeen.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHARES" shall have the meaning set forth in the first paragraph of this Warrant.

         "SUBSIDIARY" means any corporation of which 50 percent or more of the combined voting power of all classes of stock is owned by the Company or a Subsidiary of the Company.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 EXPIRATION. This Warrant shall expire and be of no further force and effect on the Expiration Date.

         5.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given upon receipt by the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                                    if to the Company, to:

                                    The Ultimate Software Group, Inc.
                                    2000 Ultimate Way
                                    Weston, Florida 33326-6350
                                    Attention: Robert Manne, Esq.
                                    Telecopy: (954) 331-7300

                                    with a copy to:

                                    Dewey Ballantine LLP
                                    1301 Avenue of the Americas
                                    New York, New York 10019
                                    Attention: James A. Fitzpatrick, Jr.
                                    Telecopy: (212) 259-6333
                                    if to Aberdeen, to:

                                    Aberdeen Strategic Capital LP
                                    1000 South Wacker Drive
                                    Suite 2100
                                    Chicago, Illinois 60606
                                    Attention: Steven F. Graver
                                    Telecopy: (312) 782-9611

         5.3 AMENDMENTS. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holder.

         5.4 GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

         5.5 SURVIVAL OF AGREEMENTS. All covenants and agreements made by the parties herein shall be considered to have been relied upon by each party and shall survive the issuance and delivery of this Warrant, and shall continue in full force and effect so long as this Warrant is outstanding.

         5.6 COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         5.7 WITHHOLDING. The Company shall be entitled to withhold pay amounts required to be withheld under applicable law from any amounts to be paid to the Holder hereunder.

         5.8 SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         5.9 SECTION HEADINGS. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         5.10 NO RIGHTS AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the Shares underlying this Warrant exercisable hereunder unless and until and only to the extent this Warrant shall be exercised.

         5.11 NO REQUIREMENT TO EXERCISE. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant.

         5.12 COUNTERPARTS. This Warrant may be executed in two or more counterparts, all of which shall be considered one and the same instrument.

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first above written.


Acknowledged and Agreed:               THE ULTIMATE SOFTWARE GROUP, INC.
ABERDEEN STRATEGIC CAPITAL LP

By:      /s/ Steven F. Graver          By:     /s/ Scott Scherr
         -----------------------               -------------------
Name:    Steven F. Graver              Name:   Scott Scherr
Title:   Chief Executive Officer       Title:  President and Chief
                                               Executive Officer

                                                                       EXHIBIT A

                               SUBSCRIPTION NOTICE

                    (To be executed upon exercise of Warrant)

To:      The Ultimate Software Group, Inc.

         The undersigned irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, _____ Shares, as provided for therein, and either (mark one with an X) _____ tenders herewith payment of the Aggregate Exercise Price in immediately available funds or _____ authorizes the Company to withhold from issuance a number of Shares issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Shares as of the date such Subscription Notice is received by the Company is equal to the Aggregate Exercise Price (failure to indicate a method of payment shall be deemed an election to pay the Aggregate Exercise Price in immediately available funds).

         Please issue a certificate or certificates for such Shares in the following name or names and denominations:

         If said number of Shares shall not be all the Shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such Shares less any fraction of a Share paid in cash.

Dated:

                                               ABERDEEN STRATEGIC CAPITAL LP

                                               By:      /s/ Steven F. Graver
                                                        -----------------------
                                               Name:    Steven F. Graver
                                               Title:   Chief Executive Officer